UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2023

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Event.

On March 7, 2023, Comstock Inc. (“Comstock”) reported on Form 8-K that LINICO Corporation (“LINICO”), a corporation that is 88.21% owned by Comstock, entered into agreements to sell certain assets for $27.0 million, including the LINICO Battery Recycling Facility (the “Facility”) to American Battery Technology Company, a Nevada corporation (“ABTC”). LINICO and ABTC most recently amended and restated the Facility purchase agreement on April 21, 2023 (the “Second Amended and Restated Agreement”).

On June 30, 2023, LINICO and ABTC amended the Second Amended and Restated Agreement pursuant to that certain Third Amended and Restated Membership Interest Purchase Agreement (the “Third AR Agreement”).

Pursuant to the terms of the Third AR Agreement, the parties agreed to (i) remove the requirement that $1.5 million of the purchase price be held in escrow for the settlement of indemnification claims, (ii) transfer back 1,923,077 of the shares issued by ABTC in exchange for the elimination of the aforementioned indemnification escrow, (iii) increase the guaranteed value to Comstock from the remaining shares up to $6 million from $5.1 million, with a pledge of certain water rights to secure the obligation to pay additional cash consideration, if any, in the event that the value of the shares does not exceed $6 million as of the date that is four months after the Form S-3 is declared effective, (iv) add an additional closing condition to the Purchase Agreement requiring the declaration of effectiveness of the resale registration statement on Form S-3 (the “Form S-3”) filed by ABTC with the U.S. Securities and Exchange Commission for the resale of shares by Comstock, and (v) remove the deadline to close the acquisition of the Facility by June 30, 2023.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Third AR Agreement, and is subject to and qualified in its entirety by reference to the full text of the Third AR Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amended and Restated Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: July 6, 2023	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer